UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 30, 2009

SureWest Communications

(Exact name of registrant as specified in its charter)

California	000-29660	68-0365195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8150 Industrial Avenue, Roseville, California	95678
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (916) 772-2000

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 30, 2009, the Board of Directors of SureWest Communications (the “Company” or “registrant”) approved an amendment to Article 3, Section 2 of the Company’s Bylaws to change the exact number of directors from eight to seven.

A copy of the Amended and Restated Bylaws, effective September 30, 2009, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
3.1	Bylaws of the registrant, as amended and restated, effective September 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUREWEST COMMUNICATIONS

(Registrant)

By:	/s/ Dan T. Bessey
Dan T. Bessey Vice President and Chief Financial Officer

Date:  October 5, 2009

EXHIBIT INDEX

Exhibit No.	Description
3.1	Bylaws of the registrant, as amended and restated, effective September 30, 2009